Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Advisors Series Trust, do hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Advisors Series Trust for the year ended April 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Advisors Series Trust.


/S/ Eric M. Banhazl                         /S/ Doug Hess
-------------------------------             --------------------------------
Eric M. Banhazl                             Doug Hess
President, Advisors Series Trust            Treasurer, Advisors Series Trust

Dated: July 7, 2003


A signed original of this written statement required by Section 906 has been provided by the Advisors Series Trust and will be retained by the Advisors Series Trust and furnished to the SEC or its staff upon request.